Preferred Stock	12 Months Ended
Mar. 31, 2012
Equity [Abstract]
Preferred Stock [Text Block]

Note 13:  Preferred Stock

On August 23, 2011, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the Secretary of the Treasury (the “Treasury”), pursuant to which the Company issued and sold to the Treasury 4,900 shares of its Senior Non-Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”), having a liquidation preference of $1,000 per share (the “Liquidation Amount”), for proceeds of $4,900,000. The Purchase Agreement was entered into, and the Series A Preferred Stock was issued, pursuant to the Treasury’s SBLF program, a $30 billion fund established under the Small Business Jobs Act of 2010 that encourages lending to small businesses by providing capital to qualified community banks with assets of less than $10 billion.

Non-cumulative dividends were payable quarterly on the Series A Preferred Stock, beginning October 1, 2011. The dividend rate is calculated as a percentage of the aggregate Liquidation Amount of the outstanding Series A Preferred Stock and is based on changes in the level of “Qualified Small Business Lending” of “QSBL” (as defined in the Purchase Agreement) by the Bank. Based upon the increase in the Bank’s level of QSBL over the baseline level calculated under the terms of the Purchase Agreement, the dividend rate for the initial period, which is from the date of issuance through March 31, 2012, has been set at 1%. For the 4th through 10th calendar quarters, the annual dividend rate may be adjusted to between 1% and 5%, to reflect the amount of change in the Bank’s level of QSBL. For the 11th calendar quarter through 4.5 years after issuance, the dividend rate will be fixed at between 1% and 7% based upon the increase in QSBL as compared to the baseline. After 4.5 years from issuance, the dividend rate will increase to 9%. The Series A preferred shares are non-voting, other than class voting rights on matters that could adversely affect the shares. The preferred shares are redeemable at any time, with Treasury, Federal Reserve and Office of the Comptroller of the Commission approval. Apart from the Series A shares, no other shares of the Company’s preferred shares are currently outstanding.